MUNICIPAL INCOME TRUST          Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1995

DEAR SHAREHOLDER:

MARKET SUMMARY

Bond market conditions have improved steadily since late last year. Progressive tightening of Federal Reserve Board monetary policy over the 12 months through February 1995 led to slower economic growth and caused bonds to rally. The move toward lower long-term interest rates this year reversed 1994's prevailing trend of rapidly rising rates.

Long-term municipal bond yields, as tracked by The Bond Buyer Revenue Bond Index*, moved from a high of 7.37 percent in November 1994 to 6.26 percent at the end of August 1995. This 111 basis point decline in yield corresponded to a 9 percent price increase for callable municipal bonds with 30-year maturities. Tax-exempt bonds outperformed U.S. Treasury bonds in early 1995. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from a high of 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices.

Tax reform proposals advocating the flat-tax concept were introduced in Congress in the wake of the mid-term elections. The risk of eventual passage of comprehensive changes in the tax code caused municipals to adjust in relation to Treasuries. By the end of August, the ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield had risen to 94 percent.

The pace of new-issue underwriting over the first eight months of 1995 declined 25 percent compared to the same period last year. With bond maturities and calls for redemption estimated to exceed new issues coming to market in 1995, the outstanding supply of municipal securities is expected to decline for the second year in a row. The resulting demand for tax-free securities has tended to counteract the uncertainty created by flat tax proposals.

---------------------
 * The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's and AA+ to A- by Standard & Poor's.

MUNICIPAL INCOME TRUST

PERFORMANCE

The net asset value (NAV) of Municipal Income Trust (TFA) declined from $10.16 to $9.92 per share during the fiscal year ended August 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.60 per share and capital gains distributions totaling $0.34 per share, the Fund's total NAV return was 8.15 percent. Over the same period, the Fund's market price on the New York Stock Exchange declined from $9.25 to $9.00 per share. Based on this stock price change and reinvestment of dividends and distributions, TFA's total market return for the fiscal year was 7.78 percent. On August 31, 1995 the Fund had undistributed net investment income of $0.13 per share, an increase of $0.06 per share during the fiscal year. This dividend reserve or "cushion" has been accumulated to better sustain future dividends. The Fund's market price began and ended the period trading at a discount to NAV of approximately nine percent. At the end of the fiscal year, the Fund had net assets in excess of $313 million.

PORTFOLIO STRUCTURE

Long-term investments were diversified among 15 municipal sectors and 68 separate credits. The three largest municipal sectors -- refunded, industrial development/pollution control revenue and general obligation bonds -- represented 46 percent of net assets. The average maturity and call protection of the Fund's long-term holdings was 18 and 6 years, respectively. More than $45 million of bonds callable prior to 1999 have been eliminated from the portfolio over the past 12 months. The credit quality ratings of the Fund's long-term portfolio are summarized below:

                    Moody's or Standard & Poor's Ratings                                     Percent
                    --------------------------------------------------------------------------------
                    Aaa or AAA............................................................    20%
                    Aa or AA..............................................................     29
                    A or A................................................................     35
                    Baa or BBB............................................................     9
                    Not Rated.............................................................     7
                                                                                              ---
                                                                                              100%
                                                                                              ---

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond market expectations. The decreasing supply of new issues combined with significant maturities and calls for redemption should continue to be positive for the municipal market. However, tax-reduction proposals may continue to receive publicity and cloud the outlook for tax-exempt bonds. With long-term municipals yielding more than 90 percent of the yield on Treasuries, the market has begun the process of discounting the risk that a flat tax will eventually become law.

MUNICIPAL INCOME TRUST

Among the factors that will determine the Fund's future dividend level are changes in market yields and the sale or redemption of older, higher-yielding portfolio holdings. At present market levels, the Fund cannot replace the tax-free income attributable to many investments purchased more than five years ago.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchase in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended August 31, 1995, TFA purchased 1,017,500 shares of common stock at a weighted average market discount of 8.89 percent.

We appreciate your ongoing support of Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ C. FIUMEFREDDO
-----------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 1995

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.6%)
              General Obligation (12.0%)
$  6,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA)..............     5.00 %     09/01/19     $  5,248,860
   6,270      Washington Suburban Sanitary District, Maryland, Gen Constr Refg 1994....     5.00       06/01/10        5,883,141
  10,000      Massachusetts, 1994 Ser A................................................     5.00       01/01/11        9,184,300
              New York City, New York,
   4,000       1995 Ser D (MBIA).......................................................     6.20       02/01/07        4,362,520
     850       1988 Ser D..............................................................     8.50       08/01/08          924,035
   5,000      New York State, Refg Ser 1995 B..........................................     5.625      08/15/09        5,036,600
   7,000      Shelby County, Tennessee, Refg 1995 Ser A................................     5.625      04/01/11        7,013,440
--------                                                                                                              ----------
  39,120                                                                                                              37,652,896
--------                                                                                                              ----------
              Educational Facilities Revenue (5.5%)
   5,000      California Public Works Board, University of California 1993 Ser A.......     5.50       06/01/21        4,493,000
   3,500      Georgetown University, District of Columbia, Ser 1989 A..................     8.25       04/01/18        3,882,515
   4,000      FSU Financial Assistance Inc, Florida, Impr & Refg Ser 1994..............     5.25       10/01/15        3,696,160
   5,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA).......................................................     6.25       05/15/25        5,051,100
--------                                                                                                              ----------
  17,500                                                                                                              17,122,775
--------                                                                                                              ----------
              Electric Revenue (8.8%)
   1,500      North Carolina Municipal Power Agency #1, Catawba Refg Ser 1988 A........     7.50       01/01/17        1,598,610
  20,000      San Antonio, Texas, Electric & Gas Refg Ser 1994 C.......................     4.70       02/01/06       18,668,800
              Intermountain Power Agency, Utah,
   1,000       First Crossover Ser.....................................................     7.875      07/01/14        1,048,580
   3,000       Refg Ser 1987 D.........................................................     8.625      07/01/21        3,272,100
   2,750      Chelan County Public Utility District #1, Washington, Ser 1987 B (AMT)...     9.30       07/01/62        3,072,547
--------                                                                                                              ----------
  28,250                                                                                                              27,660,637
--------                                                                                                              ----------
              Hospital Revenue (5.8%)
              Illinois Health Facilities Authority,
   1,375       Glen Oaks Medical Center Inc Refg 1990 Ser D............................     9.50       11/15/15        1,610,799
   1,000       Mercy Center for Health Care Services Ser 1992..........................     6.65       10/01/22        1,000,590
     950      Kentucky Development Finance Authority, Ashland Hospital/King's Daughters
               Refg & Impr Ser 1987....................................................     9.75       08/01/11        1,081,632
   1,500      Winchester, Kentucky, Clark County Hospital Refg Ser 1987................     7.75       04/01/13        1,571,610
   7,500      North Carolina Medical Care Commission, Presbyterian Health Services Corp
               Refg Ser 1993...........................................................     5.50       10/01/20        7,146,900
   3,275      Washington Health Care Facilities Authority, Sisters of Providence Ser
              1988.....................................................................     8.625      10/01/07        3,597,522
   1,850      Fayette County, West Virginia, MPC Inc Refg Ser 1990.....................     9.75       02/01/11        2,073,517
--------                                                                                                              ----------
  17,450                                                                                                              18,082,570
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (12.5%)
$  5,000      California Pollution Control Finance Authority, Pacific Gas & Electric Co
               1987 Ser B (AMT)........................................................     8.875%     01/01/10     $  5,603,500
   5,000      Oxnard Industrial Development Finance Authority, California, Green Foods
               Corp Ser 1987 (AMT).....................................................     9.50       10/01/97        5,074,600
   2,860      Lapeer Economic Development Corporation, Michigan, Dott Manufacturing Co
               Ser 1989 A (AMT)........................................................    10.65       11/15/17        3,213,639
   5,390      Missouri Environment Improvement & Energy Resource Authority,
               Associated Electric Coop Inc/NRU-CFC Gtd Ser 84G-5 & 6..................     7.90       11/15/14        5,696,961
   6,000      New York State Energy Research & Development Authority,
               New York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA)..............     6.15       07/01/26        6,039,480
   6,000      Ohio Air Quality Development Authority, Dayton Power & Light Co Ser
              1985.....................................................................     9.50       12/01/15        6,231,240
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)...................................................................     7.375      12/01/20        5,212,400
   1,965      Matagorda County Navigation District #1, Texas, Houston Lighting & Power
               Co Collateralized Ser 1989 A (AMT)......................................     7.875      02/01/19        2,134,835
--------                                                                                                              ----------
  37,215                                                                                                              39,206,655
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (4.5%)
  57,797      Eden Prairie, Minnesota, Fountain Place Apts - Phase II Refg Ser 1989
               B.......................................................................     0.00       07/15/19          577,967
   5,000      New York City Housing Development Corporation, New York, Ser 1987 A......     9.625      01/01/19        5,411,900
     940      Rhode Island Housing & Mortgage Finance Corporation, Rental 1989 Ser B
               (AMT)...................................................................     7.95       10/01/20          994,605
  30,935      Oak Ridge Industrial Development Board, Tennessee, Gardens/Southern Hill/
               Woodlands Apts GNMA-Backed Refg Ser 1988................................     0.00       10/20/19        3,834,393
   3,000      Virginia Housing Development Authority, Ser 1987 B.......................     9.45       11/01/12        3,265,110
--------                                                                                                              ----------
  97,672                                                                                                              14,083,975
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (5.5%)
   5,000      Alaska Housing Finance Corporation, 1993 1st Ser.........................     5.90       12/01/33        4,725,250
              Maine Housing Authority, Purchase
   4,265       1988 Ser D-2 (AMT)......................................................     8.10       11/15/19        4,577,923
   1,000       1988 Ser D-2 (AMT)......................................................     8.10       11/15/22        1,072,680
   3,775      North Dakota Housing Finance Agency, 1990 Ser B (AMT)....................     7.75       07/01/24        4,013,391
   1,820      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)................     7.85       09/01/21        1,934,660
   1,000      Pennsylvania Housing Finance Agency, 1987 Ser R (AMT)....................     8.125      10/01/19        1,060,650
--------                                                                                                              ----------
  16,860                                                                                                              17,384,554
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (3.2%)
              Vista, California, Long-Term Care Foundation of America
   1,591       Ser 1994 A COPs (a).....................................................     8.50       01/01/20        1,273,060
     196       Ser 1994 B COPs (a).....................................................     0.00       01/01/20            1,962
   2,720      Newton County Industrial Development Authority, Missouri, Skilled Health
               Care - Joplin Refg Ser 1987.............................................    10.50       10/01/11        2,820,069
   7,000      New York State Medical Care Facilities Finance Agency, Mental Health Ser
               F.......................................................................     5.25       02/15/19        6,082,230
--------                                                                                                              ----------
  11,507                                                                                                              10,177,321
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Public Facilities Revenue (1.1%)
$  3,245      Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC)....................     6.25 %     12/15/20     $  3,392,875
--------                                                                                                              ----------
              Resource Recovery Revenue (4.7%)
   9,110      Greater Detroit Resource Recovery Authority, Michigan, 1984 Ser B & G....     9.25       12/13/08        9,496,082
   4,500      Charleston County, South Carolina, Foster-Wheeler Charleston Inc Ser 1987
               A (AMT).................................................................     9.25       01/01/10        5,130,315
--------                                                                                                              ----------
  13,610                                                                                                              14,626,397
--------                                                                                                              ----------
              Retirement & Lifecare Facilities Revenue (1.2%)
   3,000      Atlanta Urban Residential Finance Authority, Georgia, Renaissance on
               Peachtree Apts Ser 1988 (b).............................................    10.50       12/01/10        2,100,000
   2,065      Charleston County, South Carolina, Sandpiper Village Inc Refg Ser 1988...     7.00       11/01/13        1,528,100
--------                                                                                                              ----------
   5,065                                                                                                               3,628,100
--------                                                                                                              ----------
              Transportation Facilities Revenue (5.5%)
     865      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) (a)...........................................     7.90       07/01/14          946,673
   4,500      Charlotte, North Carolina, Airport Ser 1987 (AMT)........................     8.50       07/01/17        4,870,890
   5,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) (WI)...........     6.125      11/15/25        4,975,550
   6,600      Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC).....     5.625      11/01/15        6,356,790
--------                                                                                                              ----------
  16,965                                                                                                              17,149,903
--------                                                                                                              ----------
              Water & Sewer Revenue (4.8%)
   5,000      Birmingham Water Works & Sewer Board, Alabama, Ser 1994..................     5.50       01/01/20        4,687,750
   5,000      Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 1994...     5.45       07/01/19        4,665,200
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)............................     6.375      01/01/24        2,047,600
   3,000      Massachusetts Water Resources Authority, 1993 Ser C......................     5.25       12/01/20        2,680,410
   1,000      New York City Municipal Water Finance Authority, New York,
               1991 Ser A (Secondary FGIC).............................................     6.75       06/15/16        1,067,420
--------                                                                                                              ----------
  16,000                                                                                                              15,148,380
--------                                                                                                              ----------
              Other Revenue (0.9%)
   3,000      New York Local Government Assistance Corporation, Ser 1995 A.............     6.00       04/01/24        2,959,410
--------                                                                                                              ----------
              Refunded (21.6%)
   5,000      Chicago, Illinois, Refg 1987 Ser B.......................................     9.25       01/01/13        5,550,150
   6,750      Hamilton, Indiana, Southeastern Building Corp Cons Ser 1988..............     8.40       01/01/15        7,621,155
  10,600      Indiana Health Facilities Financing Authority, St Anthony Medical Center
               & Home Inc Ser 1987.....................................................     9.25       10/01/17       11,889,384
   7,700      Breckenridge, Minnesota, Franciscan Sisters Health Care Inc Ser 1987
               B-1.....................................................................     9.375      09/01/17        8,604,827
   5,000      Albuquerque, New Mexico, Gross Receipts Airport Ser 1987 B (AMT).........     8.75       07/01/19        5,460,900
   2,500      New York City, New York, 1988 Ser A......................................     8.25       11/01/02        2,749,850
   4,735      Cass County, North Dakota, Franciscan Sisters Health Care Ser 1987 C.....     9.375      09/01/17        5,325,596
   8,000      Berks County Municipal Authority, Pennsylvania, University of
               Pennsylvania Ser 1985...................................................     7.00       09/01/15        8,467,840

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  3,500      Lehigh County General Purpose Authority, Pennsylvania, HealthEast Inc
               Ser 1987 A & B..........................................................     9.00 %     07/01/15     $  3,829,805
   1,000      Montgomery County Higher Education & Health Authority, Pennsylvania,
               Frankford Hospital Ser 1986.............................................     7.875      01/01/19        1,067,890
   4,000      Washington, 1991 Ser B...................................................     6.70       06/01/16        4,432,520
   2,500      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990 C...     7.625      07/01/10        2,898,225
--------                                                                                                              ----------
  61,285                                                                                                              67,898,142
--------                                                                                                              ----------
 384,744      TOTAL MUNICIPAL BONDS (Identified Cost $296,308,314).............................................      306,174,590
--------
                                                                                                                      ----------
              SHORT-TERM MUNICIPAL OBLIGATIONS (2.2%)
   2,600      Indiana Hospital Equipment Financing Authority, Pooled Ser 1985 (MBIA)
               (Demand 09/06/95).......................................................     3.60 *     12/01/15        2,600,000
     900      Jasper County, Indiana, Northern Indiana Public Service Co Ser 1994 C
               (Demand 09/01/95).......................................................     3.45 *     04/01/19          900,000
   3,380      Dallas-Fort Worth Regional Airport Board, Texas, Dallas-Fort Worth Intl
               Airport Ser 1985 (Prerefunded 11/01/95).................................     9.125      11/01/15        3,493,805
--------                                                                                                              ----------
   6,880      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $6,898,103)..............................        6,993,805
--------
                                                                                                                      ----------
$391,624      TOTAL INVESTMENTS (Identified Cost $303,206,417) (c)....................................    99.8%      313,168,395
--------
--------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2          599,922
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $313,768,317
                                                                                                         ======     ============

---------------------
 AMT   Alternative Minimum Tax.
 COPs  Certificates of Participation.
 WI    Security purchased on a when issued basis.
  *    Current coupon of variable rate security.
 (a)   Resale is restricted to qualified institutional investors.
 (b)   Non-income producing, bond in default.
 (c) The aggregate cost for federal income tax purposes is $303,206,417; the aggregate gross unrealized appreciation is $20,368,611 and the aggregate gross unrealized depreciation is $10,406,633, resulting in net unrealized appreciation of $9,961,978.

Bond Insurance:

AMBAC   AMBAC Indemnity Corporation.
 FGIC   Financial Guaranty Insurance Company.
 MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

 ------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
              Based on Market Value as a Percentage of Net Assets
                                August 31, 1995

  Alabama............  1.5%
  Alaska.............  1.5
  Arizona............  1.5
  California.........  6.9
  District of
   Columbia..........  1.2
  Florida............  1.2
  Georgia............  0.7
  Illinois...........  4.6
  Indiana............  7.3
  Kentucky...........  0.8
  Maine..............  1.8
  Maryland...........  1.9%
  Massachusetts......  3.8
  Michigan...........  4.1
  Minnesota..........  2.9
  Missouri...........  2.7
  New Jersey.........  1.6
  New Mexico.........  1.7
  New York........... 11.0
  North Carolina.....  4.3
  North Dakota.......  3.0
  Ohio...............  2.6
  Oklahoma...........  1.7%
  Pennsylvania.......  4.6
  Rhode Island.......  0.3
  South Carolina.....  2.1
  Tennessee..........  3.5
  Texas.............. 11.4
  Utah...............  1.4
  Virginia...........  1.0
  Washington.........  4.5
  West Virginia......  0.7
                       ---
  Total.............. 99.8%
                      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $303,206,417).......................................    $313,168,395
Cash..................................................................          28,289
Receivable for:
    Interest..........................................................       5,585,700
    Investments sold..................................................          95,000
Prepaid expenses and other assets.....................................          14,743
                                                                            ----------
    TOTAL ASSETS......................................................     318,892,127
                                                                            ----------
LIABILITIES:
Payable for:
    Investments purchased.............................................       4,838,283
    Investment advisory fee...........................................          95,929
    Administration fee................................................          55,222
    Shares of beneficial interest repurchased.........................          17,810
Accrued expenses and other payables...................................         116,566
                                                                            ----------
    TOTAL LIABILITIES.................................................       5,123,810
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     298,041,839
Net unrealized appreciation...........................................       9,961,978
Accumulated undistributed net investment income.......................       4,097,193
Accumulated undistributed net realized gain...........................       1,667,307
                                                                            ----------
    NET ASSETS........................................................    $313,768,317
                                                                          ============

NET ASSET VALUE PER SHARE, 31,623,450 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.92
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended August 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $23,085,874
                                                                             ---------
EXPENSES
Investment advisory fee................................................      1,037,633
Administration fee.....................................................        597,511
Transfer agent fees and expenses.......................................        171,304
Professional fees......................................................        111,336
Shareholder reports and notices........................................         46,281
Registration fees......................................................         32,473
Trustees' fees and expenses............................................         29,023
Other..................................................................         18,303
                                                                             ---------
    TOTAL EXPENSES.....................................................      2,043,864
                                                                             ---------
    NET INVESTMENT INCOME..............................................     21,042,010
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain......................................................      1,667,307
Net change in unrealized appreciation..................................     (1,360,579)
                                                                             ---------
    NET GAIN...........................................................        306,728
                                                                             ---------
NET INCREASE...........................................................    $21,348,738
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                        AUGUST 31,         AUGUST 31,
                                                           1995               1994
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.............................     $ 21,042,010       $ 22,771,576
Net realized gain.................................        1,667,307         13,818,414
Net change in unrealized appreciation.............       (1,360,579)       (34,589,071)
                                                         ----------         ----------
    NET INCREASE..................................       21,348,738          2,000,919
                                                         ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................      (19,216,120)       (21,458,878)
Net realized gain.................................      (11,045,138)        (3,123,625)
                                                         ----------         ----------
    TOTAL.........................................      (30,261,258)       (24,582,503)
                                                         ----------         ----------
Net decrease from transactions in shares of
 beneficial interest..............................       (9,064,404)        (4,839,155)
                                                         ----------         ----------
    TOTAL DECREASE................................      (17,976,924)       (27,420,739)

NET ASSETS:
Beginning of period...............................      331,745,241        359,165,980
                                                         ----------         ----------
    END OF PERIOD
   (Including undistributed net investment income
   of $4,097,193 and $2,271,294, respectively)....     $313,768,317       $331,745,241
                                                       ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes

MUNICIPAL INCOME TRUST
are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays its Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.35% to the portion of the Fund's average weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's average weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.20% to the portion of the Fund's average weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's average weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1995 aggregated $40,730,434 and $54,956,279, respectively.

MUNICIPAL INCOME TRUST

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $17,700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,779. At August 31, 1995, the Fund had an accrued pension liability of $50,895 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                 CAPITAL PAID
                                                                                                  PAR VALUE      IN EXCESS OF
                                                                                     SHARES       OF SHARES       PAR VALUE
                                                                                   ----------     ----------     ------------
Balance, August 31, 1993.......................................................    33,153,050      $331,531      $311,613,867
Treasury shares purchased and retired (weighted average discount 7.22%)*.......      (512,100)       (5,121)       (4,834,034)
                                                                                   ----------     ----------     ------------
Balance, August 31, 1994.......................................................    32,640,950       326,410       306,779,833
Treasury shares purchased and retired (weighted average discount 8.89%)*.......    (1,017,500)      (10,175)       (9,054,229)
                                                                                   ----------     ----------     ------------
Balance, August 31, 1995.......................................................    31,623,450      $316,235      $297,725,604
                                                                                   ==========      ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund has declared the following dividends from net investment income:

    DECLARATION          AMOUNT            RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ----------    ------------------    -------------------
  August 29, 1995        $0.05       September 8, 1995     September 22, 1995
September 27, 1995       $0.05        October 6, 1995       October 20, 1995

MUNICIPAL INCOME TRUST

7. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                             QUARTERS ENDED
                                        -----------------------------------------------------------------------------------------
                                             8/31/95                 5/31/95                2/28/95                11/30/94
                                        ------------------     -------------------     ------------------     -------------------
                                                     PER                     PER                    PER                     PER
                                        TOTAL*      SHARE       TOTAL*      SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                        -------     ------     --------     ------     -------     ------     --------     ------
Total investment income.............    $ 5,644     $ 0.18     $  5,775     $ 0.18     $ 5,738     $ 0.18     $  5,929     $ 0.18
Net investment income...............      5,117       0.16        5,276       0.17       5,222       0.16        5,427       0.17
Net realized and unrealized gain
 (loss).............................     (2,018)     (0.06)       4,914       0.15      11,705       0.37      (14,294)     (0.42)

                                                                             QUARTERS ENDED
                                        -----------------------------------------------------------------------------------------
                                             8/31/94                 5/31/94                2/28/94                11/30/93
                                        ------------------     -------------------     ------------------     -------------------
                                                     PER                     PER                    PER                     PER
                                        TOTAL*      SHARE       TOTAL*      SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                        -------     ------     --------     ------     -------     ------     --------     ------
Total investment income.............    $ 6,169     $ 0.19     $  6,098     $ 0.18     $ 6,176     $ 0.19     $  6,497     $ 0.20
Net investment income...............      5,657       0.17        5,554       0.17       5,626       0.17        5,935       0.18
Net realized and unrealized loss....     (1,001)     (0.03)     (12,445)     (0.37)     (5,024)     (0.15)      (2,301)     (0.07)

---------------------
* Amounts in thousands.

MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED AUGUST 31*
                                                                       --------------------------------------------------------
                                                                       1995         1994         1993         1992         1991
   ----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period.............................................     $10.16       $10.83       $10.69       $10.37       $10.01
                                                                       -----        -----        -----        -----        -----
Net investment income............................................       0.66         0.69         0.72         0.73         0.74
Net realized and unrealized gain (loss)..........................       0.04        (0.62)        0.14         0.31         0.30
                                                                       -----        -----        -----        -----        -----
Total from investment operations.................................       0.70         0.07         0.86         1.04         1.04
                                                                       -----        -----        -----        -----        -----
Less dividends and distributions from:
   Net investment income.........................................      (0.60)       (0.65)       (0.72)       (0.72)       (0.68)
   Net realized gain.............................................      (0.34)       (0.09)          --          --**         --**
                                                                       -----        -----        -----        -----        -----
Total dividends and distributions................................      (0.94)       (0.74)       (0.72)       (0.72)       (0.68)
                                                                       -----        -----        -----        -----        -----
Net asset value, end of period...................................     $ 9.92       $10.16       $10.83       $10.69       $10.37
                                                                      ======       ======       ======       ======       ======

Market value, end of period......................................     $ 9.00       $ 9.25       $11.25       $10.75       $10.25
                                                                      ======       ======       ======       ======       ======

TOTAL INVESTMENT RETURN+.........................................       7.78%     (11.73)%       11.82%       12.28%        8.23%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................       0.65%        0.63%        0.67%        0.73%        0.75%

Net investment income............................................       6.70%        6.59%        6.70%        6.87%        7.31%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $313,768     $331,745     $359,166     $354,467     $343,724

Portfolio turnover rate..........................................         14%          27%           1%          11%           5%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Includes distributions of $0.0041 and $0.0012 for the years ended August
    31, 1992 and 1991, respectively.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 10, 1995

      --------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1995, the Fund paid to shareholders $0.60 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended August 31, 1995, the Fund paid to shareholders $0.34 per share from long-term capital gains.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT ADVISER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048







MUNICIPAL
INCOME
TRUST


ANNUAL REPORT
AUGUST 31, 1995